SUPPLEMENT DATED MARCH 23, 2005
                                       TO
         STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 29, 2004
                                       FOR
                               GREEN CENTURY FUNDS

GREEN CENTURY EQUITY FUND
INVESTMENT OBJECTIVES, RISKS AND POLICIES

Beginning on March 18, 2005, both the Domini 400 Social Index SM (the "Social Index") and the Standard & Poor's 500 Index(R) (the "S&P 500(R) Index") began to calculate market capitalization on a "float-adjusted basis." This means that only the shares of company stock that are readily available in the public market will be used to calculate a company's market capitalization. Shares that are closely held by other publicly traded companies, control groups, or government agencies will be excluded from the calculation.

The Green Century Equity Fund (the "Equity Fund") is an index fund that seeks to achieve its investment objective by investing substantially all its assets in the Domini Social Index Portfolio (the "Index Portfolio"), which has the same investment objective as the Equity Fund. The Index Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Social Index. Like the S&P 500(R) Index, the Social Index is "market capitalization-weighted." Market capitalization is a measure of the value of a publicly traded company. Until March 18, 2005, both the Social Index and the S&P 500(R) Index calculated market capitalization by multiplying the total number of outstanding shares of company stock by the price per share.

The adjustment to float adjustment will occur in two stages. On March 18, 2005, the Social Index moved half way to float adjustment, to correspond with the S&P 500(R) Index, which made the same move on that day. In September 2005, the Social Index will complete the transition to float adjustment, again corresponding with the S&P 500(R) Index.

Because it seeks to replicate the Social Index as closely as possible, the Index Portfolio will normally attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Social Index of 0.95 or better. (A figure of 1.0 would indicate a perfect correlation.) Adjustments to the Index Portfolio's securities holdings are made by the Index Portfolio's submanager in anticipation of or to correspond with changes to the companies or the weights of the companies included in the Social Index. SSgA Funds Management, Inc. ("SSgA" or the "Submanager") is the Index Portfolio's Submanager. It will be necessary for SSgA to make additional adjustments to the Index Portfolio's securities holdings due to the change to float adjustment. During this transitional period, these portfolio adjustments may cause an unusual amount of portfolio turnover, and may cause the correlation between the weightings of the stocks in the Index Portfolio to the weighting of the stocks in the Social Index to be less than 0.95.

KLD Research & Analytics, Inc. ("KLD") determines the composition of the Social Index. Domini 400 Social IndexSM is a service mark of KLD which is licensed to Domini Social Investments LLC ("Domini"). KLD is the owner of the Social Index and Domini serves as the investment manager of the Index Portfolio.